UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On February 17, 2022, DuPont entered into a Transaction Agreement (the "Transaction Agreement") with Celanese Corporation ("Celanese") to divest a majority of the historic Mobility & Materials segment, including the Engineering Polymers business line and select product lines within the Advanced Solutions and Performance Resins business lines, (the “M&M Divestiture”). The transaction is expected to close around the end of 2022, subject to customary closing conditions and regulatory approvals. In addition, on February 18, 2022, the Company announced it is advancing the process to divest its Delrin® acetal homopolymer (H-POM) business (the Delrin® business together with the M&M Divestiture businesses, the "M&M Businesses”), subject to entry into a definitive agreement and satisfaction of customary closing conditions. The Delrin® divestiture together with the M&M Divestiture discussed above (the "M&M Divestitures") represent a strategic shift that will have a major impact on DuPont's operations and results.

The Auto Adhesives & Fluids, MultibaseTM and Tedlar® product lines (the "Retained Businesses") are not included within the M&M Divestitures. Effective with the signing of the transaction agreement, the Retained Businesses were realigned to Corporate & Other.

The Company is providing, as an exhibit to this report, unaudited revised consolidated statements of operations for the years ended December 31, 2021 and 2020 as well as the three month periods ended March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021, that reflect the M&M Businesses as discontinued operations and the Retained Businesses presented within Corporate & Other. These reporting changes have been retrospectively applied for all periods presented.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Regulation FD in order to provide summary financial information and historical data that is used internally to review and assess performance and to provide meaningful comparability among periods. The supplemental information provides investors with data on a basis that is consistent with how management evaluates business results. The financial information contained in this report, including Exhibit 99.1 attached hereto, should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Company’s Quarterly Reports on Form 10-Q for the interim periods included herein and Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission ("SEC").

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Supplemental Revised Statements of Operations and Revised Segment Information adjusted to reflect the M&M Businesses as discontinued operations and the Retained Businesses within Corporate & Other, by quarter.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: July 11, 2022

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Revised Statements of Operations and Revised Segment Information adjusted to reflect the M&M Businesses as discontinued operations and the Retained Businesses within Corporate & Other, by quarter.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.